Exhibit 10.2

                           Short Term Loan Contract--
                               September 28, 2003

Contract number:           2003-022

Debtor (Party A):          Yangling Bodisen Biology Science and Technology
                               Development Co. Ltd

Address: North Part of Xinqiao Road, Yang Ling Agricultural High-Tech Industries Demonstration Zone

Postcode:                  712100

Telephone Number:          + 029 8707 4954

Principal:                 Ms. Qiong Wang

Date of Contract:          September.28, 2003

Loan provided from:        Sub branch of Xinong Road, Xianyang City Commercial
                           Bank

Address:                   Xinong Road, Yangling Agricultural High-Tech
                          Industries Demonstration Zone

Postcode:                  712100

Telephone Number:          + 029 8701 1750

Lender (Party B):          Ms. Mengling Tian

Date of Contract:          September 28, 2003

Type of loan:              Collateral loan

Use of loan:               Operational Funding

Loan Amount:               Five Million RMB

Loan Term:                 12 months- from September 28, 2003 to
                               September 27, 2004.

Interest Rate:             6.84% per annum


Calculation of Interest Rate and Settlement of Loan: Interest rate is calculated on the day the loan is withdrawn. Interest on the loan in the contract is settled quarterly. The settlement day is fixed, and is on the 20th day of the last month of each quarter.

The loan interest rate as stipulated and agreed by both parties (A&B) may be subject to variation followed by the Central Bank changes to the base rate. In the event of such action Party A will notify Party B of any adjustments made to the loan interest rate.

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
Yangling Bodisen Biology Science
and Technology Development Co. Ltd

By: /s/ Qiong Wang
    --------------
        Qiong Wang

Sub branch of Xinong Road,
Xianyang City Commercial Bank

By: /s/ Mengling Tian
    -----------------
        Mengling Tian


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